SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2003


                          THE CHALONE WINE GROUP, LTD.
                          ____________________________


             (Exact name of registrant as specified in its charter)


         California                   0-13406                     94-1696731
________________________________________________________________________________
(State or other jurisdiction       (Commission                 (I.R.S Employer
     of incorporation)             File Number)              Identification No.)


                                621 Airpark Road
                             Napa, California 94558
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (707) 254-4200

ITEM 5. OTHER EVENTS.

     On March 10, 2003, The Chalone Wine Group, Ltd. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

                99.1 Press release issued by the registrant dated March 10, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2003                         The Chalone Wine Group, Ltd.
                                                           (Registrant)



                                               By:  /s/ SHAWN CONROY BLOM
                                                  _____________________________
                                                        Shawn Conroy Blom
                                                        Chief Financial Officer



                                  Exhibit Index

         99.1     Press release issued by the registrant dated March 10, 2003.